Service

Innovation

Trust

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

Sigma-Aldrich Corporation 2010 Shareholders Meeting Enabling Science to Improve Quality of Life May 4, 2010 Exhibit 99.1

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

2 2
Cautionary Statement
Our presentation today will include forward-looking statements relating to the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations, goals, beliefs, intentions and the like regarding future sales, earnings, free cash flow, share repurchases and other matters. These statements are based on assumptions regarding Company operations, investments and acquisitions and conditions in the markets the Company serves.  We believe that these expectations are reasonable and well-founded. The forward-looking statements in this release are subject to risks and uncertainties including, among others, certain economic, political and technological factors. Actual results could differ materially from those stated or implied during this review or contained in other Company communications due to, but not limited to, such factors as (1) global economic conditions, (2)
changes in pricing and the competitive environment and the global demand for our products, (3) fluctuations in foreign currency exchange rates, (4) changes in research funding and the success of research and development activities, (5) dependence on uninterrupted manufacturing operations, (6) changes in the regulatory environment in which the Company operates, (7) changes in worldwide tax rates or tax benefits from domestic and international operations, including the matters described in Note 4 – Income
Taxes – to the Consolidated Financial Statements in the Company’s Form 10-Q for the quarter ended March 31, 2010 and in Note 10 –
Income Taxes – to the Consolidated Financial Statements in the Company’s Form 10-K report for the year ended December 31, 2009,
(8) exposure to litigation, including product liability claims, (9) the ability to maintain adequate quality standards, (10) reliance on third party package delivery services, (11) failure to achieve planned cost reductions in global supply chain rationalization, (12) an unanticipated increase in interest rates, (13) failure of planned sales initiatives in our Research and SAFC businesses, (14) other changes in the business environment in which the Company operates, and (15) the outcome of the outstanding matters described in
Note 15 – Contingent Liabilities and Commitments – to the Consolidated Financial Statements on the Company’s Form 10-Q for the
quarter ended March 31, 2010 and in Note 11 – Contingent Liabilities and Commitments – in the Company’s Form 10-K report for the year ended December 31, 2009. A further discussion of the Company’s risk factors can be found in Item 1A of the Company’s Form
10-K report for the year ended December 31, 2009. The Company does not undertake any obligation to update the matters covered in this presentation.
With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance. Organic sales growth data presented in this review is proforma data and excludes currency impacts. While able to report historical currency impacts after the fact, we are unable to estimate changes that may occur later in 2010 to applicable rates of exchange and thus will be unable to reconcile the projected non-
GAAP currency adjusted internal growth rates to reported GAAP growth rates for 2010.  Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also uses proforma net income and free cash flow, non-GAAP measures, to judge its performance and ability to pursue opportunities that enhance shareholder value.  Management believes this non-GAAP information is useful to investors as well.
Reconciliations of GAAP to non-GAAP information are included in the Company’s February 10, 2010 and April 22, 2010 earnings releases posted on its website, www.sigma-aldrich.com

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

3 3 Agenda 2009 Business and Financial Highlights Our Company Plans for Growth First Quarter Results and Full Year 2010 Outlook

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

4 4
Our Objectives
Mission
– Enabling science to improve the
quality of life
Vision
– To be the trusted global partner of choice for
our customers
Objective
– To deliver sustainable above-market
growth and create value for our Employees,
Customers and Shareholders by building on our core
capabilities and leveraging our financial strength

21%
36%
43%
Geography
CAPLA
Europe
United States

19%
37%
28%
16%
Business Units
Research Specialties
Research Biotech
SAFC
Research Essentials

7%
27%
35%
31%
Markets
Hospitals
Pharma & Biotech
Industrial
Academia

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

5 5 Who is Sigma-Aldrich? Delivering Value Through a Balanced Portfolio Diversified approach to yield consistent returns

Enabling Research
Enabling Manufacturing

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH

6 6
70%
Research
Consumables
30%
Fine
Chemicals
& Services
Who is Sigma-Aldrich?
•Research Business
• Customers
– Academia
– Pharma & Biotech
– Industrial
– Hospitals
– Testing Labs
• Products
(170,000; 48,000 Manufactured)
– Reagents
– Chemicals
– Biochemicals
– Standards
– Lab Supplies
– Kits
•Manufacturing (SAFC)
• Customers
– Pharma
– Biotech
– Hitech
• Capabilities
– Chemical Synthesis
(API’s, Intermediates)
– Isolation, Extraction,
Purification
– Fermentation
– Assay Development
– Media Formulation
– Services
A leading Life Science company enabling researchers and manufacturers to improve the quality of life

Full Year 2009 (in millions, except EPS)	YEAR-OVER-YEAR As Reported	YEAR-OVER-YEAR Excluding Currency Impact
Sales	$2,148	↓ 2%	↑ 2%
Net Income	$ 347	↑ 2%	↑ 16%
Diluted EPS	$ 2.80	↑ 6%	↑ 21%
Free Cash Flow	$ 396	↑ 26%	↑ 26%

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

7 7 2009 Financial Highlights Record Year for Earnings and Free Cash Flow Strong performance in a challenging economy

Reported Sales ($M)
2,500
2,000
1,500
1,000
500
0
9% CAGR
1,667
1,798
2,039
2,201
2,148
2005
2006
2007
2008
2009

Diluted Earnings Per Share ($)
3.5
2.5
1.5
0.5
11% CAGR
1.88
2.05
2.34
2.65
2.80
2005
2006
2007
2008
2009

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

8 8 Historical Performance – Profitable Sales Growth 35 years of continuous EPS growth • Demonstrated historic performance • Robust business model

Return on Equity (%)
21.1
20.9
20.6
22.8
22.8
2005
2006
2007
2008
2009

© 2010 Sigma-Aldrich Co. All rights reserved.

9 9
Historical Performance –
Shareholder Returns
•Returns
Consistently deliver superior returns
• Sustained high returns
• Shareholder returns outperformed peers
and broad market indices
Peers: Affymetrix, Cambrex, Dionex, Illumina, Life Technologies, Millipore, Qiagen, Techne,
Thermo-Fisher, Waters
$146.02
$105.96
$131.68
$186.91
$176.98
$188.05
$100.00
0
50
100
150
200
2004 2005 2006 2007 2008 2009 31-Mar
SIAL PEERS Nasdaq 100 S&P 500 DJIA

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

10 10
2009 Highlights
Key Business Highlights
• Research Biotech growth drivers
– Innovative new antibody products
– Regenerative medicine
• Fine Chemicals (SAFC) benefits from
sale of H1N1 vaccine components
• Continued growth in CAPLA markets
(21% of total sales)
• Increased e-commerce sales to 45%
of world-wide research-based products
(42% in 2008)
Supporting the advancement of science, education, innovation, thought leadership and environmental sustainability

CIO 100

TheScientist 2009 BEST PLACES TO WORK INDUSTRY

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

11 11
2009 Highlights
Awards and Recognitions
•Research Biotech
• Top 5 Innovations of 2009 for knockout rat
– The Scientist magazine
• 2009 North America Healthcare Innovation Award
– Frost & Sullivan
• 2009 CIO 100 award for innovative web research tool, Your Favorite
Gene powered by Ingenuity
– CIO magazine
•SAFC
• European Outsourcing Award for Best Supply Chain Management
– Merck
• 2009 Abbott Supplier Excellence Award
•Sigma- Aldrich
• Best Places to Work in Industry
– The Scientist magazine
• Most Useful and Easiest to Use Online Catalog
– BioInformatics

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

12 12
2009 Highlights
Commitment to Corporate Citizenship
•Team
Sigma-Aldrich Celebrates 5th Anniversary
• 1,300 employees participated in 23 events
• Introduced two new sites to the program
– Castle Hill, Australia
– Oakville, Canada
• Employees gave back over 4,200 hours
of service
• Events:
– Habitat for Humanity
®
(Lenexa, Kansas)
– Community outreach program (Arklow, Ireland)
• Sigma-Aldrich / the Sigma-Aldrich Foundation
donated $1 million in products and cash

↑	↑
		↑	↑
		↑	↑
		↑	↑

© 2010 Sigma-Aldrich Co. All rights reserved.

13
First Quarter 2010 Financial
Results vs. Prior Year
Diluted EPS
Net Income
Sales
$572
$100
$0.81
Q1 2010
(in millions, except EPS)
10%
19%
19%
As Reported
Free Cash Flow
$133
55%
4%
10%
10%
Excluding
Currency Impact
55%
YEAR-OVER-YEAR
Diluted EPS, excluding restructuring costs were $0.84, 24% higher than the same period last year

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

14 14 2010 Outlook Free Cash Flow Reported EPS Organic Revenue Growth $3.05 to $3.20 > $350 million Mid single digits

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

15 15
Objectives: 2010-2014
Strategic actions build sustainable value
Top line organic growth (normal economic conditions) 7-8%
Expand cumulative operating margins by 2014 200-300 bpts
Cumulative free cash flow (five years) > $2 Billion
• Deliver above-market top-line growth and profits
Five-Year Financial Targets Incremental Impact

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH

16
Initiatives
16
Plan to Achieve Objective
Top Line Growth Initiatives
4% incremental contribution to top line growth
Innovation
ABC
M
Focus
Analytical Expand into attractive areas of detection and analysis
Biology Increase focus on biology
Expand traditional product portfolio and build new targeted
platform technologies
Chemistry Leverage chemistry knowledge to offer products for materials research and manufacturing
Geographic Expansion Increase presence and assets in faster growth economies
Optimize
Go-to-Market
Expand Web and B2B capabilities
Realign sales effort
SAFC/Unique
Mfg. Capabilities
Apply our technologies to customers’ unique and evolving
supply chains

3 - 4%
1%
1.5%
0.5%
1%
7- 8%
Average Market Growth in US/Europe (SIAL Portfolio)
Geographic Expansion
Innovation
E-Commerce/ Sales Force Optimization
SAFC/Unique Manufacturing Capabilities
Total

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

17 17 Impact of Top-Line Growth Initiatives to achieve above market growth rates

© 2010 Sigma-Aldrich Co. All rights reserved.
SIGMA-ALDRICH®

18 18
Plan to Achieve Objective
Expand Operating Margins
Portfolio optimization Capacity utilization
Focus on differentiation
Sourcing knowledge Competitive pricing strategies
Operational excellence Optimize supply chain
Leverage process improvement
Leverage core competencies through targeted initiatives to create value

Net 200-300 bpt Improvement over 5 years
24%
+1%
+2%
+2%
-2 to -3%
26-27%
2009 Operating Margin
Rationalization
Supply Chain/Process Improvements Initiatives (net of inflation)
Sales Growth
Strategic Investments
Target Operating Margin

Note: Assumes Neutral Fx Impact

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

19 19 Profitability Drivers Impact of Initiatives Net 200-300 basis point improvement in operating margin over five years

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

20 20
Future Uses of Cash
2010 and Beyond
• Fund organic growth through
technology, partnerships, licensing
and go-to-market investments
• Fund inorganic growth
• Cash dividends
• Share repurchases
• Debt reduction
Expect free cash flow to be in excess of $2 billion over next five years

SIGMA-ALDRICH

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

21 21 Infrastructure remains a key differentiator as we drive demand Investments for Growth • Shanghai, China • New 35,000 sq. ft. distribution and warehousing center

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH

22 22
Infrastructure remains a key differentiator as we drive demand
Investments for Growth
• Shanghai, China
• New 35,000 sq. ft. distribution
and warehousing center
• Jerusalem, Israel
• Large-scale fermentation plant
to produce biologics

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

23 23
Infrastructure remains a key differentiator as we drive demand
Investments for Growth
• Shanghai, China
• New 35,000 sq. ft. distribution
and warehousing center
• Jerusalem, Israel
• Large-scale fermentation plant
to produce biologics
• Carlsbad, California
• Capacity expansion to produce
viral vaccine components

© 2010 Sigma-Aldrich Co. All rights reserved.

SIGMA-ALDRICH®

24 24
Infrastructure remains a key differentiator as we drive demand
Investments for Growth
• Shanghai, China
• New 35,000 sq. ft. distribution
and warehousing center
• Jerusalem, Israel
• Large-scale fermentation plant
to produce biologics
• Carlsbad, California
• Capacity expansion to produce
viral vaccine components
• Verona, Wisconsin
• New state-of-the-art plant to
make high-potency active
ingredients

25 25
Sigma-Aldrich
Uniquely Positioned for Value Creation
Compelling investment opportunity
Unrivaled scientific knowledge and unsurpassed service
Diversified portfolio: products, customers
Expanding global footprint
History of profitable growth
Strong financial position and cash flow
Plans to enhance growth rates and improve profitability

Sigma-Aldrich Corporation 2010 Shareholders Meeting Enabling Science to Improve the Quality of Life Questions?